UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2005
Date of Report (Date of earliest event reported)

RUBINCON VENTURES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29429	98-0200798
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1313 East Maple Street, Suite 223
Bellingham, WA 98225	98225
(Address of principal executive offices)	(Zip Code)

(360) 685-4240
Registrant's telephone number, including area code

Suite 217 – 31 Reliance Court
New Westminster, BC, Canada V3M 6C6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective November 7, 2005, Guy Peckham was appointed as a member of the Board of Directors of Rubincon Ventures Inc. (the “Company”). Further, Irene Campany has resigned as the President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and as a member of the Board of Directors and Martine Rummelhoff has resigned as a member of the Board of Directors. There were no disagreements between the Company and Ms. Campany or Ms. Rummelhoff regarding any matter relating to the Company’s operations, policies or practices

In place of Ms. Campany, Mr. Peckham has been appointed as the Company’s President, Secretary, Treasurer, Chief Executive Officer, and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBINCON VENTURES INC.

Date: November 10, 2005	By:	/s/ Guy Peckham

GUY PECKHAM
President, Secretary, Treasurer
Chief Executive Officer, Chief Financial
Officer And Director